               99.B INDEX TO EXHIBITS FILED PURSUANT TO FORM N-1A


POWER OF ATTORNEY

                                                                EXHIBIT 99 B (P)

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ David P. Como
---------------------------
David P. Como, President


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________ , 199_, by David P. Como, President of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ James F. Twaddell
---------------------------
James F. Twaddell, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by James F. Twaddell, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Robert H. Breslin
---------------------------
Robert H. Breslin, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Robert H. Breslin, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Raymond Eisenberg
---------------------------
Raymond Eisenberg, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Raymond Eisenberg, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ David Elias
---------------------------
David Elias, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by David Elias, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.



 /s/ Robert S. Lazar
---------------------------
Robert S. Lazar, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Robert S. Lazar, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Martin S. Levine
---------------------------
Martin S. Levine, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Martin S. Levine, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Timothy J. O'Hara
---------------------------
Timothy J. O'Hara, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Timothy J. O'Hara, Trustee of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Debra L. Como
---------------------------
Debra L. Como, Secretary & Treasurer


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Debra L. Como, Secretary & Treasurer of Trainer Wortham First Mutual Funds.


Notary Public

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ., KELLY O'NEILL and DEBORAH ANN POTTER, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Registration Statement, or amendment thereto of TRAINER WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission; and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of ____________, 199_.


 /s/ Todd L. Eisenberg
---------------------------
Todd L. Eisenberg, Trustee


                                 ACKNOWLEDGEMENT
                                 ---------------


State of ________________________   )
                                           ) ss:
County of _______________________   )

The foregoing instrument was acknowledged before me this ____ day of __________________, 199_, by Todd L. Eisenberg, Trustee of Trainer Wortham First Mutual Funds.


Notary Public